UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2023

Winc, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41055	45-2988960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12405 Venice Blvd #1
Los Angeles, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 297-1760

1751 Berkeley St, Studio 3 Santa Monica, California

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	*	*

* On December 12, 2022, the registrant's common stock was suspended from trading on the NYSE American LLC ("NYSE American"). Prior to the suspension, the trading symbol of the common stock on the NYSE American was "WBEV." Effective December 14, 2022, trades in the registrant's common stock began being quoted on the OTC Pink Marketplace under the trading symbol "WBEVQ."

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

INTRODUCTORY NOTE

As previously disclosed, on November 30, 2022, Winc, Inc., a Delaware corporation (the "Company"), together with its subsidiaries (collectively, the "Debtors"), filed voluntary petitions (collectively, the "Chapter 11 Cases") for relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the "Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The Debtors continue to operate their business as debtors in possession under the jurisdiction of the Bankruptcy Court.

As additionally previously disclosed, on December 7, 2022, the Debtors entered into an Asset Purchase Agreement, as later amended (the " APA") with Project Crush Acquisition Corp LLC, a Delaware limited liability company ("PCAC"), pursuant to which PCAC agreed, subject to the terms and conditions contained in the APA, to purchase certain specified assets of the Debtors related to the Debtors' business and assume certain specified liabilities of the Debtors (collectively, the transactions contemplated by the Agreement, the "Transaction"). Under the APA, PCAC also agreed to serve as a "stalking horse bidder," whereby the APA would serve as a baseline by which other offers may be measured in an open auction process conducted in accordance with the Code.

Item 8.01 Other Events.

As previously disclosed, on December 7, 2022, the Debtors filed a motion (the "Sale Motion") with the Bankruptcy Court seeking an order, among other things, approving proposed bidding procedures, authorizing the Debtors to schedule an auction to sell all or substantially all of the Debtors' assets (the "Assets") and scheduling a hearing to approve such sale. On December 22, 2022, the Bankruptcy Court entered an order (the "Bid Procedures Order") approving the proposed bidding procedures, as modified and discussed during a hearing held on December 22, 2022. Pursuant to the Bid Procedures Order, if two or more qualifying bids were received on or before 12:00 p.m. Eastern Time on January 9, 2023 (the "Bid Deadline"), the Debtors would commence an auction on January 11, 2023. The Debtors did not receive any higher or better bids before the Bid Deadline. On January 10, 2023, the Debtors announced that PCAC was the successful bidder. A sale hearing is scheduled to be conducted on January 17, 2023 for approval of the sale of the Assets to PCAC in advance of an anticipated closing date of January 20, 2023.

Cautionary Note Regarding Trading in Winc’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. The Chapter 11 Cases may result in holders of the Company's securities receiving no value for their interests. Because of such a possibility, the trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company intends for such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “potentially,” “preliminary,” “likely,” and similar expressions are intended to identify forward-looking statements. All statements contained in this Current Report other than statements of historical fact, are forward-looking statements, including statements regarding the Company’s plans to sell substantially all of its assets pursuant to Chapter 11 of the Code; the expected timing and terms of any agreement, including the potential DIP Facility; the Company’s intention to continue operations during the Chapter 11 Cases; the Company’s ability to conduct its business in an uninterrupted manner during the Chapter 11 Cases; the potential auction process to be conducted for the sale of substantially all of the Company's assets; and other statements regarding the Company’s strategy and future operations, performance and prospects. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including but not limited to: (i) the Company’s ability to obtain timely approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases; (ii) objections to the pleadings filed that could protract the Chapter 11 Cases; (iii) the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the outcome of the Chapter 11 Cases generally; (iv) the Company’s ability to obtain a timely sale of all of its assets; (v) the length of time that the Company will operate under Chapter 11 and the continued availability of operating capital during the pendency of the Chapter 11 Cases; (vi) the Company’s ability to continue to operate its business during the pendency of the Chapter 11 Cases; (vii) employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties; (viii) the effectiveness of the overall sale process pursuant to the Chapter 11 Cases and any additional strategies the Company may employ to address its liquidity and capital resources; (ix) the actions and decisions of creditors and other third parties that have an interest in the Chapter 11 Cases; (x) increased legal and other professional costs necessary to execute the Company’s sale efforts; (xi) the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; (xii) the trading price and volatility of the Company’s common stock and the effects of the expected delisting from The NYSE American; (xiii) litigation and other risks inherent in a bankruptcy process; (xiv) the impact of uncertainty regarding the Company’s ability to continue as a going concern on its liquidity and prospects; (xv) risks arising from the delisting of the Company's common stock from the NYSE American; and (xvi) risks related to the Company’s plans to effect the disposition of its assets pursuant to Chapter 11 of the Code. The foregoing list of factors is not exhaustive.

These forward-looking statements are subject to a number of known and unknown risks, uncertainties and assumptions, including those described under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2022 filed with the SEC on November 14, 2022, as may be updated in the Company’s other periodic filings with the SEC. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on the Company’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this Current Report may not occur or continue, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

Any forward-looking statements made herein speak only as of the date of this Current Report. Except as required by applicable law, the Company undertakes no obligation to update any of these forward-looking statements for any reason after the date of this Current Report or to conform these statements to actual results or revised expectations. Any forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, restructurings, joint ventures, partnerships or investments the Company may make.

These forward-looking statements are based upon information available to the Company as of the date of this Current Report, and while the Company believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that the Company has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain, and investors are cautioned not to unduly rely upon these statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINC, INC.

Date:	January 11, 2023	By:	/s/ Brian Smith
Brian Smith President and Interim Chief Executive Officer